Accounts receivable, net	12 Months Ended
Mar. 31, 2026
Receivables [Abstract]
Accounts receivable, net
5.	Accounts receivable, net

Accounts receivable, net consisted of the following:

	As of March 31,
	2026	2025
Accounts receivable, gross	$—	$160,616
Less: allowance for credit losses	—	(160,616)
Total Accounts receivable, net	$—	$—

The credit losses are recorded in General and administrative expenses in the consolidated statements of operations and comprehensive income.

During the year ended March 31, 2026, the Group fully wrote off outstanding accounts receivable totaling $166,624. Based on management’s assessment, balances were deemed irrecoverable as business relationships with the respective counterparties had long been terminated and the outstanding receivables had remained unpaid for an extended duration. As a result, the gross accounts receivable and related allowance for credit losses were derecognized.